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ING USA ANNUITY AND LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF ING USA ANNUITY AND LIFE INSURANCE COMPANY


                              PROSPECTUS SUPPLEMENT
                              Dated March 15, 2004

                          Supplement to the Prospectus
                             Dated February 13, 2004
                                       for

            Deferred Combination Variable and Fixed Annuity Contracts
                                    issued by
                   ING USA Annuity and Life Insurance Company
                (formerly Golden American Life Insurance Company)
                     For use only in the State of Washington
           ("ING GoldenSelect Landmark, Wells Fargo ING Landmark, and
                     ING GoldenSelect Legends Prospectuses")



The information in this supplement updates and amends certain information contained in the prospectus dated February 13, 2004. You should read and keep this supplement along with the prospectus.

For contracts issued in the State of Washington, the following revisions are made to the prospectus:

          1.   The Fixed Account is not available in the state of Washington.

          2. The following amendments are made to the section entitled, "Minimum Guaranteed Income Benefit Rider (MGIB)":

               a.   The Fixed  Interest  Division is  designated  as an Excluded
                    Fund.

               b. The section entitled, "Determining the MGIB Charge Base" is amended as follows: The MGIB Charge Base is a percentage of the greatest sum of the MGIB Charge Base for Covered Funds and the MGIB Charge Base for Special Funds, on any date since the date on which the last charge was deducted, or the rider date for the first deduction.

               c. The quarterly charge for the MGIB rider is deducted only from the contract value of the subaccounts in which you are invested. No deduction will be made from the Fixed Interest Division.

          3. The death benefits for Contracts issued for delivery in the State of Washington are described in the appendix to the prospectus entitled, "Death Benefits for Yr-2001 Contract Owners" with the following amendments:

               a. Contracts issued for delivery in the State of Washington will have a "5.5% Enhanced Death Benefit" and a "Max 5.5 Enhanced Death Benefit." The "7% Solution Enhanced Death Benefit" and the "Max 7 Enhanced Death Benefit" referred to in the prospectus are not available and not offered in the State of Washington. All references to the "7% Solution Enhanced Death Benefit" and the "Max 7 Enhanced Death Benefit" as described in the prospectus should be changed to the "5.5% Solution Enhanced Death Benefit" and a "Max 5.5 Enhanced Death Benefit."

Landmark.WA.-132198                                                   03/15/2004

               b. For purposes of calculating the 5.5% Solution Enhanced Death Benefit, the following apply:

                    i. The death benefit accrues to age 80, but the cap is not applicable;

                    ii. Withdrawals of up to 5.5% per year of cumulative premiums are referred to as special withdrawals. Special withdrawals reduce the 5.5% Solution Minimum Guaranteed Death Benefit ("MGDB") by the amount of contract value withdrawn. For any withdrawal in excess of the amount available as a special withdrawal, a pro rata adjustment is made to the 5.5% MGDB.

               c. The "floor" described in the appendix to the prospectus applies only to the calculation of the 5.5% Solution Enhanced Death Benefit and the Max 5.5% Enhanced Death
                    Benefit. The floor does not apply to the Annual Ratchet Enhanced Death Benefit.

               d. The Special Funds listed in the prospectus apply to the calculation of the 5.5% Solution Enhanced Death Benefit and the Max 5.5% Enhanced Death Benefit. No Special Funds apply to the calculation of the Standard Death Benefit or the Annual Ratchet Enhanced Death Benefit.

          4. The charges, fees and expenses for Contracts with the 5.5% Solution Enhanced Death Benefit and Max 5.5% Enhanced Death Benefit are as described in the prospectus with the exception of the mortality and expense risk charges. The mortality and expense risk charges and asset-based administrative charges are as follows:

-------------------------------------------------------------------------------
                                          5.5% Solution             Max 5.5
   Mortality & Expense Risk Charge            1.65%                  1.80%
   Asset-Based Administrative Charge          0.15%                  0.15%
       Total                                  1.80%                  1.95%
-------------------------------------------------------------------------------

               The mortality and expense risk charge is deducted each business day at the rate of 0.004558% (5.5% Solution), or 0.004976% (Max 5.5) for each day since the previous business day. The Asset-Based Administrative Charge is deducted each business day at the rate of 0.000411%.












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ING USA ANNUITY AND LIFE INSURANCE COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY IS A STOCK COMPANY DOMICILED IN IOWA.


Landmark--WA--132198                        2                         03/15/2004